Goodwill	12 Months Ended
Mar. 31, 2026
Goodwill [Abstract]
GOODWILL

NOTE 7 — GOODWILL

The following table summarizes the changes in the carrying amount of goodwill:

	March 31,
	2026	2025
Balance at beginning of the year	$—	$—
Goodwill recognized related to acquisition	9,164,618	—
Impairment loss recognized	(1,942,266)	—
Ending balance	$7,222,352	$—

The Company performs its annual goodwill impairment assessment as of March 31, or more frequently whenever events or changes in circumstances indicate that the carrying amount of a reporting unit may exceed its estimated fair value.

The fair value of the reporting unit was estimated using the income approach, specifically a discounted cash flow method, which estimates the present value of the future cash flows expected to be generated by the reporting unit.

The valuation incorporated significant estimates and assumptions, including:

expected future cash flows;
terminal growth rate;
discount rate; and
assumptions that a market participant would use in pricing the reporting unit.

Management believes the assumptions utilized in the valuation are reasonable and consistent with the assumptions that market participants would use under the circumstances.

The annual goodwill impairment assessment, which reflected management’s estimates and assumptions regarding the reporting unit’s future cash flows and other key valuation inputs as of the annual testing date, took into consideration the challenging economic and market conditions in the Chinese Mainland. Based on the assessment, the estimated fair value of the reporting unit, determined using the income approach (discounted cash flow method), was lower than its carrying amount. Accordingly, the Company recognized a goodwill impairment loss of $1,942,266 during the year ended March 31, 2026.